Exhibit 12.1
CERTIFICATION
I, Björn Rosengren,

certify that:
1. I

have reviewed this Annual Report on Form 20-F of ABB Ltd;
2. Based

on my knowledge, this report does not contain

any untrue statement of a material fact or omit to state
a material fact necessary to make the statements made,

in light of the circumstances under which such
statements were made, not misleading with respect to

the period covered by this report;
3. Based

on my knowledge, the financial statements, and other

financial information included in this report,
fairly present in all material respects the financial condition,

results of operations and cash flows of the
Company as of, and for, the periods

presented in this report;
4. The

Company’s other certifying

officer and I are responsible for establishing and

maintaining disclosure
controls and procedures (as defined in Exchange Act

Rules 13a-15(e) and 15d-15(e)) and internal control
over financial reporting (as defined in Exchange Act Rules 13a

-15(f) and 15d-15(f)) for the Company and
have:
a. Designed

such disclosure controls and procedures, or caused such disclosure controls and
procedures to be designed under our supervision, to

ensure that material information relating to the
Company, including

its consolidated subsidiaries, is made known to us by

others within those
entities, particularly during the period in which

this report is being prepared;
b. Designed

such internal control over financial reporting, or caused

such internal control over
financial reporting to be designed under our supervision,

to provide reasonable assurance regarding
the reliability of financial reporting and the preparation of financial statements for external
purposes in accordance with generally accepted accounting

principles;
c. Evaluated

the effectiveness of the Company’s

disclosure controls and procedures and presented in
this report our conclusions about the effectiveness

of the disclosure controls and procedures, as of
the end of the period covered by this report based on

such evaluation; and
d. Disclosed

in this report any change in the Company’s

internal control over financial reporting that
occurred during the period covered by the annual

report that has materially affected, or is
reasonably likely to materially affect, the

Company’s internal control over

financial reporting; and
5. The

Company’s other certifying

officer and I have disclosed, based on our most recent

evaluation of
internal control over financial reporting, to the Company

’s auditors and the audit committee

of the
Company’s board of

directors (or persons performing the equivalent functions):
a. All

significant deficiencies and material weaknesses in the

design or operation of internal control
over financial reporting which are reasonably likely to

adversely affect the Company’s

ability to
record, process, summarize and report financial information; and
b. Any

fraud, whether or not

material, that involves management or other employees who

have a
significant role in the Company’s

internal control over financial reporting.
Dated: February 25,

2021
By: /s/ B
JÖRN
R
OSENGREN
Björn Rosengren
Chief Executive Officer
(principal executive officer)